SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi	39443
(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	SAFM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of stockholders on February 18, 2021. At the meeting, the stockholders were requested to: (1) re-elect John Bierbusse, Mike Cockrell, Edith Kelly-Green and Suzanne T. Mestayer as Class B Directors to serve until the 2024 annual meeting; (2) approve, in a non-binding advisory vote, the compensation of the Registrant’s Named Executive Officers; (3) ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2021; and (4) consider and act upon a stockholder proposal to request that the Registrant’s board of directors report on the Registrant’s human rights due diligence process.

The following are the final voting results on proposals considered and voted upon at the meeting, which are more fully described in the Registrant’s proxy statement filed on January 14, 2021:

1.	The stockholders voted to re-elect the following directors by the votes set forth below:

Name	For	Against	Abstain	Broker Non-Votes
John Bierbusse	18,890,296	1,010,134	18,303	1,388,051
Mike Cockrell	18,095,265	1,816,382	7,086	1,388,051
Edith Kelly-Green	19,461,474	439,676	17,583	1,388,051
Suzanne T. Mestayer	19,820,339	83,644	14,750	1,388,051

2.

The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the compensation of the Registrant’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed on January 14, 2021, by the votes set forth below (representing approval by 98.5% of the votes cast):

For	Against	Abstain	Broker Non-Votes
19,596,052	293,775	28,906	1,388,051

3.	The stockholders voted to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2021, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
21,103,827	185,662	17,295	—

4.	The stockholders voted to reject the stockholder proposal to request that the Registrant’s board of directors report on the Registrant’s human rights due diligence process:

For	Against	Abstain	Broker Non-Votes
5,396,282	14,425,411	97,041	1,388,051

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: February 19, 2021	By:	/s/ D. Michael Cockrell
D. Michael Cockrell Treasurer, Chief Financial Officer and Chief Legal Officer